EXHIBIT 10.1

SECOND AMENDMENT TO
SECURITIES PURCHASE AGREEMENT

This SECOND AMENDMENT TO THE SECURITIES PURCHASE AGREEMENT (this “Amendment”), dated as of February 10, 2023 (the “Effective Date”), by and between DRIVEITAWAY HOLDINGS, INC. (f/k/a Creative Learning Corporation), a Delaware corporation, with headquarters located at 3401 Market Street, Suite 200/201, Philadelphia, PA 19104 (the “Company”), and AJB CAPITAL INVESTMENTS, LLC, a Delaware limited liability company, with its address at 4700 Sheridan Street, Suite J, Hollywood, FL 33021 (the “Buyer”).

WHEREAS:

A.	The Company and the Buyer are parties to that certain Securities Purchase Agreement, dated as of February 24, 2022, as amended October 31, 2022 (the “Agreement”); Promissory Note of the Company issued in favor of the Buyer, dated February 24, 2022, in the original principal amount of US$750,000.00 (the “Note”); and Warrant of the Company issued in favor of the Buyer, dated February 24, 2022 (the “Warrant”).

B.	The Buyer has agreed to increase the principal amount of the Note by $85,000 (the “Additional Principal Amount”) and to extend to the Maturity Date to May 24, 2023.

C.	In connection therewith, the Buyer and the Company desire to make certain corresponding amendments to the Agreement.

D.	Section 10(e) of the Agreement provides that the provisions of the Agreement may be amended if such amendment is in writing and signed by the Buyer.

E.	The Company and the Buyer desire to amend the Agreement in accordance with the terms of this Amendment.

NOW THEREFORE, in consideration of the foregoing recitals and the mutual covenants, representations, warranties, conditions, and agreements hereinafter expressed, the Company and the Buyer hereby agree as follows:

1.	Defined Terms. All capitalized terms used in this Amendment and not otherwise defined shall have the meanings given to such terms in the Agreement, the Note, or the Warrant, as applicable; provided, that:

a.	the term “Note” shall be deemed to contemplate a total principal amount of $835,000; and

b.	the term “Warrant Shares” shall be deemed to contemplate a total of 2,000,000 shares of Common Stock.

2.	Amendment to Section 4(c). Section 4(c) of the Agreement is hereby amended to provide that the Additional Principal Amount may only be used for payments to the Company’s auditor, the Company’s internal accounting service, the OTC markets, and the Transfer Agent as an exit fee.

3.	Amendment to Section 4(d). Section 4(d) of the Agreement is hereby amended to replace the words “twelve (12) months” with “fifteen (15) months”.

4.	Amendment to Section 4(k). Section 4(k) of the Agreement is hereby amended to replace the words “twelve (12) month” with “fifteen (15) month”.

5.	Amendment to Section 4(o). Section 4(o) of the Agreement is hereby amended as follows:

a.	The definition of “Adjustment Period” in Section 4(o)(i) is hereby amended to replace the words “thirty-six (36) month” with “forty-eighth month”; and

b.	Section 4(o)(ii) is hereby deleted in its entirety.

For the avoidance of doubt, all other terms and provisions of Section 4(o), including the adjustment provisions of Section 4(o)(i), will remain in full force and effect.

6.        Miscellaneous.

a.	No Further Amendment. Except as expressly amended hereby, the Agreement is in all respects ratified and confirmed and all the terms, conditions, and provisions thereof shall remain in full force and effect. This Amendment is limited precisely as written and shall not be deemed to be an amendment to any other term or condition of the Agreement or any other document referred to therein. This Amendment shall be deemed to be in full force and effect from and after the execution of this Amendment by the Company and the Buyer, and the Company and the Buyer shall be bound hereby.

b.	Incorporation of Certain Provisions by Reference. The following provisions of the Agreement are hereby incorporated into this Amendment by reference mutatis mutandis: Section 10(a) (Governing Law); Section 10(b) (Counterparts; Signature by Facsimile); Section 10(c) (Construction; Headings); Section 10(d) (Severability); Section 10(e) (Entire Agreement; Amendments), Section 10(k) (No Strict Construction).

[signature page follows]

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IN WITNESS WHEREOF, the undersigned Buyer and the Company have caused this Amendment to be duly executed as of the date first above written.

DRIVEITAWAY HOLDINGS, INC.

By:	/s/ John Possumato
Name:	John Possumato
Title:	Chief Executive Officer

AJB CAPITAL INVESTMENTS, LLC

By:	/s/ Ari Blaine
Name:	Ari Blaine
Title:	Partner

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